----------------                                               -----------------
CERTIFICATE NO.                                                    SHARES
INET                            [LOGO]INSTINET
COMMON STOCK                                                     COMMON STOCK
----------------                                               -----------------

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 457750 10 7

                          INSTINET GROUP INCORPORATED

              INCORPORATED UNDER THE LAW OF THE STATE OF DELAWARE

--------------------------------------------------------------------------------
THIS CERTIFIES THAT



IS THE OWNER OF
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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE PER SHARE OF
                          INSTINET GROUP INCORPORATED

transferable on the books of the Corporation by the holder hereof or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the transfer agent and registrar.

IN WITNESS WHEREOF, Instinet Group Incorporated has caused this certificate to be executed by the facimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED:


                                      SEAL

SECRETARY AND GENERAL COUNSEL                            CHIEF EXECUTIVE OFFICER


Countersigned and Registered:

                          MELLON INVESTOR SERVICES LLC
                                                                  Transfer Agent
                                                                  and Registrar,


By
                                                            Authorized Signature

                          INSTINET GROUP INCORPORATED

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Instinet Group Incorporated (the "Company") and the Rights Agent thereunder, as it may from time to time be amended or supplemented in accordance with its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF TRAN MIN ACT-__________  Custodian __________
TEN ENT - as tenants by the entireties                           (Cust)                (Minor)
JT TEN  - as joint tenants with right of
  OR      survivorship and not as tenants                      under Uniform Transfers to Minors Act
          in common
JT TEN                                                                     _____________________________________
WROS                                                                           (State)




    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________




________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________Shares of the
Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney to
transfer the said shares on the books of Instinet Group Incorporated with full power of substitution.

Dated _______________________


                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Signature

in the presence of __________________________________


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED
MEDALLION GUARANTEED

_____________________________________
Authorized Signature
(Signature Guarantee Program Name)

Signature Guarantee by (must be by a
member of the Stock Exchanges Medallion
Program or the New York Stock Exchange,
Inc. Signature Program in accordance
with Securities and Exchange Commission
Rule 17Ad-15)


BANKNOTE CORPORATION OF AMERICA, INC. - WALL STREET, NYC - BROWNS SUMMIT, NC - INSTINET GROUP INCORPORATED - 1-104017-942 - PROOF #2 - 8:41 AM - 4/23/01 - SMS